Accrued Expenses and Other Payables	12 Months Ended
Dec. 31, 2022
Trade and other current payables [abstract]
Accrued Expenses and Other Payables
17.	ACCRUED EXPENSES AND OTHER PAYABLES

	As of December 31,
in CHF thousands	2022	2021
Payroll related accrual	(2,249)	(1,723)
Accrued R&D expense	(4,805)	(730)
Accrued G&A expense	(956)	(592)

Total	(8,011)	(3,045)

The increase in the Payroll related accrual is mainly due to the increase in the headcount. The increase in the accrued Research & Development (R&D) expense compared to the previous year-end
is mainly related to the Company’s ongoing clinical studies. The increase in the accrued General and Administrative (G&A) expense is primarily due to accrued cost in relation to the BCA as described under note 2
(E).